                                                                   EXHIBIT 17(A)

     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 21, 1988

                                                SECURITIES ACT FILE NO. 33-20658
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933                         /X/

                          PRE-EFFECTIVE AMENDMENT NO.                        / /

                         POST-EFFECTIVE AMENDMENT NO.                        / /

                                     AND/OR

                          REGISTRATION STATEMENT UNDER
                      THE INVESTMENT COMPANY ACT OF 1940                     /X/

                                 AMENDMENT NO.                               / /
                        (Check appropriate box or boxes)
                            ------------------------

                                 EMERALD FUNDS
             (Exact name of registrant as specified in its charter)

  156 WEST 56TH STREET, 19TH FLOOR
         NEW YORK, NEW YORK              10019
   (Address of Principal Executive     (Zip Code)
              Offices)

        Registrant's Telephone Number, including Area Code: 212-492-1600

                           JEFFREY A. DALKE, ESQUIRE
                             DRINKER BIDDLE & REATH
                               1100 PNB BUILDING
                           BROAD AND CHESTNUT STREETS
                             PHILADELPHIA, PA 19107
                    (Name and Address of Agent for Service)
                            ------------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT
                            ------------------------
        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

        TITLE OF                                     PROPOSED MAXIMUM
    SECURITIES BEING           AMOUNT BEING           OFFERING PRICE            AMOUNT OF
       REGISTERED               REGISTERED               PER UNIT            REGISTRATION FEE
Shares of beneficial            Indefinite        Net Asset Value (plus           $500*
 interest ($.001 par                               sales load, if any)
 value per share)

* Pursuant to the provisions of Rule 24f-2 under the Investment Company Act of 1940, Registrant hereby elects to register an indefinite number of its shares of beneficial interest, including shares of beneficial interest in its Treasury Trust Fund, Prime Trust Fund, Tax-Exempt Trust Fund, Treasury Fund, Prime Fund and Tax-Exempt Fund.
                            ------------------------

    REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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